                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 31, 2000

Commission        Exact name of registrant as specified in its charter   State of         I.R.S. Employer
File Number       and principal office address and telephone number      Incorporation    ID. Number

1-14514           Consolidated Edison, Inc.                              New York         13-3965100
                  4 Irving Place, New York, New York 10003
                  (212) 460-4600

1-1217            Consolidated Edison Company of New York, Inc.          New York         13-5009340
                  4 Irving Place, New York, New York 10003
                  (212) 460-4600

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                                      - 2 -

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

            99. Presentation, dated October 31, 2000, entitled "The Northeast's Energy Company."

ITEM 9.  REGULATION FD DISCLOSURE

The material attached hereto as Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.
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                                      - 3 -

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONSOLIDATED EDISON, INC.

                                         CONSOLIDATED EDISON COMPANY
                                            OF NEW YORK, INC.

                                         By:   HYMAN SCHOENBLUM
                                               Hyman Schoenblum
                                               Vice President and Controller

DATE:  October 27, 2000